                                                                    Exhibit 10.3



                Master Technology Ownership and License Agreement

                                  by and among



                        Schlumberger Technologies, Inc.,



                      Schlumberger Technology Corporation,



                                 Schlumberger BV



                                       and



                                  NPTest, Inc.



                                _______ __, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                                 Page
                                                                                 ----
ARTICLE I DEFINITIONS ............................................................  1
---------------------
    Section 1.1    Affiliate .....................................................  1
    -----------    ---------
    Section 1.2    Ancillary Agreements ..........................................  1
    -----------    --------------------
    Section 1.3    Copyrights ....................................................  2
    -----------    ----------
    Section 1.4    Database Rights ...............................................  2
    -----------    ---------------
    Section 1.5    General Assignment and Assumption Agreement ...................  2
    -----------    -------------------------------------------
    Section 1.6    Invention Disclosure ..........................................  2
    -----------    --------------------
    Section 1.7    Improvements ..................................................  2
    -----------    ------------
    Section 1.8    Licensed NPT Technology .......................................  2
    -----------    -----------------------
    Section 1.9    Licensed Schlumberger Technology ..............................  2
    -----------    --------------------------------
    Section 1.10   Mask Work Rights ..............................................  3
    ------------   ----------------
    Section 1.11   Master Confidential Disclosure Agreement ......................  3
    ------------   ----------------------------------------
    Section 1.12   Master Separation and Sale Agreement ..........................  3
    ------------   ------------------------------------
    Section 1.13   NPT Business ..................................................  3
    ------------   ------------
    Section 1.14   NPT Group .....................................................  3
    ------------   ---------
    Section 1.15   NPT Proprietary Technology ....................................  3
    ------------   --------------------------
    Section 1.16   NPT Products ..................................................  3
    ------------   ------------
    Section 1.17   Patents .......................................................  3
    ------------   -------
    Section 1.18   Person ........................................................  4
    ------------   ------
    Section 1.19   Schlumberger Business .........................................  4
    ------------   ---------------------
    Section 1.20   Schlumberger Group ............................................  4
    ------------   ------------------
    Section 1.21   Schlumberger Products .........................................  4
    ------------   ---------------------
    Section 1.22   Sell ..........................................................  4
    ------------   ----
    Section 1.23   Separation Date ...............................................  4
    ------------   ---------------
    Section 1.24   Subsidiary ....................................................  4
    ------------   ----------
    Section 1.25   Technology ....................................................  4
    ------------   ----------
    Section 1.26   Third Party ...................................................  4
    ------------   -----------
    Section 1.27   VAD ...........................................................  5
    ------------   ---
    Section 1.28   VAR ...........................................................  5
    ------------   ---
ARTICLE II ALLOCATION OF OWNERSHIP ...............................................  5
----------------------------------

    Section 2.1    Assignment ...................................................   5
    -----------    ----------
    Section 2.2    Prior Grants .................................................   5
    -----------    ------------
    Section 2.3    ASSIGNMENT DISCLAIMER ........................................   5
    -----------    ---------------------
    Section 2.4    Copies in Its Possession .....................................   6
    -----------    ------------------------
ARTICLE III LICENSE GRANTS ......................................................   6
--------------------------
    Section 3.1    License to the Schlumberger Group ............................   6
    -----------    ---------------------------------
    Section 3.2    License to the NPT Group .....................................   8
    -----------    ------------------------
    Section 3.3    Have Made Rights .............................................  11
    -----------    ----------------
    Section 3.4    Improvements .................................................  11
    -----------    ------------
    Section 3.5    Duration of Sublicenses ......................................  11
    -----------    -----------------------
    Section 3.6    No Patent Licenses ...........................................  11
    -----------    ------------------
    Section 3.7    Third Party Technology .......................................  12
    -----------    ----------------------
ARTICLE IV CONFIDENTIALITY ......................................................  12
--------------------------
ARTICLE V TERMINATION ...........................................................  12
--------------------- ...........................................................  12
    Section 5.1    Voluntary Termination ........................................  12
    -----------    ---------------------
    Section 5.2    Survival .....................................................  12
    -----------    --------
    Section 5.3    No Other Termination .........................................  12
    -----------    --------------------
ARTICLE VI DISPUTE RESOLUTION ...................................................  12
-----------------------------
ARTICLE VII LIMITATION OF LIABILITY .............................................  12
-----------------------------------
ARTICLE VIII MISCELLANEOUS PROVISIONS ...........................................  13
-------------------------------------
    Section 8.1    Disclaimer ...................................................  13
    -----------    ----------
    Section 8.2    No Implied Licenses ..........................................  13
    -----------    -------------------
    Section 8.3    Infringement Suits ...........................................  13
    -----------    ------------------
    Section 8.4    No Other Obligations .........................................  14
    -----------    --------------------
    Section 8.5    Entire Agreement .............................................  14
    -----------    ----------------
    Section 8.6    Governing Law ................................................  14
    -----------    -------------
    Section 8.7    Descriptive Headings .........................................  14
    -----------    --------------------
    Section 8.8    Notices ......................................................  14
    -----------    -------
    Section 8.9    Binding Effect; Assignment ...................................  15
    -----------    --------------------------
    Section 8.10   Severability .................................................  16
    ------------   ------------
    Section 8.11   Failure or Indulgence Not Waiver; Remedies Cumulative ........  16
    ------------   -----------------------------------------------------
    Section 8.12   Amendment ....................................................  16
    ------------   ---------

Section 8.13   Counterparts .....................................................   16
------------   ------------
Section 8.14   Authority ........................................................   16
------------   ---------

                MASTER TECHNOLOGY OWNERSHIP AND LICENSE AGREEMENT

     This Master Technology Ownership and License Agreement (the "Agreement") is entered into as of _______ __, 2002, by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV") and, together with STI and STC, "Schlumberger"), and NPTest, Inc., a Delaware corporation ("NPT").

                                    RECITALS

     WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

     WHEREAS, NPT is engaged in certain aspects of the automated test equipment business and related businesses as defined in the Master Separation and Sale Agreement (collectively, the "NPT Business");

     WHEREAS, the Board of Directors of each of STI, SBV and NPT has determined that it would be appropriate and desirable for the Schlumberger Group (as defined below) to contribute and transfer to NPT, and for NPT to receive and assume, directly or indirectly, certain assets and liabilities currently held by the Schlumberger Group and associated with the NPT Business;

     WHEREAS, certain Prior Transfers, as defined in the Master Separation and Sale Agreement, have already occurred; and

     WHEREAS, as part of the foregoing, the parties wish to allocate ownership of technology directly associated with the NPT Business to NPT (and to confirm the allocation of ownership of such technology to NPT which was accomplished in the Prior Transfers) and to license certain technology to each other.

     NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

                                    ARTICLE I

                                   DEFINITIONS

     For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

     Section 1.1 Affiliate. "Affiliate" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.2 Ancillary Agreements. "Ancillary Agreements" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.3 Copyrights. "Copyrights" means (i) any copyright in any original works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et. seq., whether registered or unregistered, including any applications for registration thereof, (ii) any corresponding foreign copyrights under the laws of any jurisdiction, in each case, whether registered or unregistered, and any applications for registration thereof, including rights under international treaties, and (iii) moral rights under the laws of any jurisdiction.

     Section 1.4 Database Rights. "Database Rights" means any rights in databases under the laws of the United States or any other jurisdiction, whether registered or unregistered, and any applications for registration thereof.

     Section 1.5 General Assignment and Assumption Agreement. "General Assignment and Assumption Agreement" means that certain General Assignment and Assumption Agreement by and among STI, STC, SBV and NPT.

     Section 1.6 Invention Disclosure. "Invention Disclosure" means a written disclosure of an invention (i) prepared for the purpose of allowing legal and business people to determine whether to file a Patent application with respect to such invention and (ii) recorded with a control number in the owning party's records prior to the Separation Date.

     Section 1.7 Improvements. "Improvements" to Technology means (i) with respect to Copyrights, any modifications, derivative works, and translations of works of authorship, (ii) with respect to Database Rights, any database that is created by extraction or re-utilization of another database, and (iii) with respect to Mask Work Rights, trade secrets and other intellectual property rights included within the definition of Technology and not covered by Sections 1.7(i) - (ii) above, any improvements of Technology. For the purposes of clarification, an item of Technology will be deemed to be an Improvement of another item of Technology only if it is actually derived from such other item of Technology and not merely because it may have the same or similar functionality or use as such other item of Technology.

     Section 1.8  Licensed NPT Technology. "Licensed NPT Technology" means any
Technology:

          (a)     which, as of the Separation Date, NPT (i) owns or controls or
(ii) otherwise has the right to grant any licenses of the type and on the terms contemplated herein without the obligation to pay royalties or other consideration to Third Parties; and

          (b) which has been disclosed to or is in the possession of Schlumberger as of the Separation Date.

     Section 1.9 Licensed Schlumberger Technology. "Licensed Schlumberger Technology" means any Technology:

          (a) which, as of the Separation Date, Schlumberger (i) owns or controls or (ii) otherwise has the right to grant any licenses of the type and on the terms contemplated herein without the obligation to pay royalties or other consideration to Third Parties; and

          (b) which has been disclosed to or is in the possession of NPT as of the Separation Date.

     Section 1.10 Mask Work Rights. "Mask Work Rights" means (i) any rights in mask works, as defined in 17 U.S.C. Section 901, whether registered or unregistered, including applications for registration thereof, and (ii) any foreign rights in semiconductor topologies under the laws of any jurisdiction, whether registered or unregistered, including applications for registration thereof.

     Section 1.11 Master Confidential Disclosure Agreement. "Master Confidential Disclosure Agreement" means that certain Master Confidential Disclosure Agreement by and among STI, STC, SBV and NPT.

     Section 1.12 Master Separation and Sale Agreement. "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

     Section 1.13 NPT Business. "NPT Business" has the meaning set forth in the Recitals.

     Section 1.14 NPT Group. "NPT Group" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.15 NPT Proprietary Technology. "NPT Proprietary Technology" means
(i) all Technology directly associated with the development, design, testing, manufacture, maintenance, support, debugging, quality control, repair, use, marketing and sale of the products developed or being developed directly by or for the NPT Business as of the Separation Date, (ii) all Technology developed or being developed directly by or for the NPT Business as of the Separation Date and (iii) all other Technology used by the NPT Business and not by the Schlumberger Business.

     Section 1.16 NPT Products. "NPT Products" means any and all products and services of the businesses in which any member of the NPT Group is now or hereafter engaged (including the business of making (but not having made) Third Party products for Third Parties when such member of the NPT Group is acting as a contract manufacturer or foundry for such Third Parties).

     Section 1.17 Patents. "Patents" means patents, utility models, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, reexaminations and extensions of any of the foregoing.

     Section 1.18 Person. "Person" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.19 Prior Transfers. "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.20 Schlumberger Business. "Schlumberger Business" means the businesses of the Schlumberger Group as of the Separation Date, but specifically excluding the NPT Business.

     Section 1.21 Schlumberger Group. "Schlumberger Group" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.22 Schlumberger Products. "Schlumberger Products" means any and all products and services of the businesses in which any member of the Schlumberger Group is now or hereafter engaged (including the business of making, but not having made, Third Party products for Third Parties when such member of the Schlumberger Group is acting as a contract manufacturer or foundry for such Third Parties).

     Section 1.23 Sell. To "Sell" a product means to sell, transfer, lease or otherwise dispose of a product. "Sale" and "Sold" have the corollary meanings ascribed thereto.

     Section 1.24 Separation Date. "Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.25 Subsidiary. "Subsidiary" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.26 Technology. "Technology" means technological models, algorithms, manufacturing processes, design processes, behavioral models, logic diagrams, schematics, test vectors, know-how, computer and electronic data processing and other apparatus programs and software (object code and source code), optical, hydraulic and fluidic apparatus and processes, apparatuses and prototypes, processes, detection and analytical devices, databases and documentation thereof, trade secrets, technical information, specifications, drawings, records, documentation, works of authorship or other creative works, websites, ideas, knowledge, data or the like. The term Technology includes Copyrights, Database Rights, Mask Work Rights, trade secrets and any other intellectual property right, but expressly does not include (i) any trademark, trade name, trade dress or service mark, or applications for registration thereof or (ii) any Patents or applications therefor, including any of the foregoing that may be based on Invention Disclosures, which are covered by the Master Patent Ownership Agreement between the parties, but does include trade secret rights in and to inventions disclosed in such Patent applications and Invention Disclosures.

     Section 1.27 Third Party. "Third Party" means a Person other than any member of the NPT Group or the Schlumberger Group.

     Section 1.28 VAD. "VAD" means value-added dealer.

     Section 1.29 VAR. "VAR" means value-added reseller or value-added retailer.

                                   ARTICLE II

                             ALLOCATION OF OWNERSHIP

     Section 2.1 Assignment. Subject to Sections 2.2 and 2.3 below, Schlumberger has granted, conveyed and assigned, or hereby grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the NPT Proprietary Technology, to be held and enjoyed by NPT, its successors and assigns. Schlumberger further has granted, conveyed and assigned, or hereby grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT all its (and their) right, title and interest in and to any and all causes of action and rights of recovery for past infringement of Copyrights, Database Rights and Mask Work Rights in and to the NPT Proprietary Technology, and for past misappropriation of trade secrets in and to the NPT Proprietary Technology. Where necessary, Schlumberger further covenants that it will, without demanding any further consideration therefor, at the request and expense of NPT (except for the value of the time of the Schlumberger Group employees), provide (and cause other members of the Schlumberger Group to provide) reasonable assistance in evidencing, maintaining, recording and perfecting NPT's rights to such NPT Proprietary Technology consistent with its general business practice as of the Separation Date, including but not limited to, execution and acknowledgement of (and causing other members of the Schlumberger Group to execute and acknowledge) assignments and other instruments in a form reasonably required by NPT for each Copyright, Mask Work Right or Database Right jurisdiction.

     Section 2.2 Prior Grants. NPT acknowledges and agrees that the foregoing assignment is subject to any and all licenses or other rights that may have been granted by the Schlumberger Group with respect to the NPT Proprietary Technology prior to the Separation Date. Schlumberger shall respond to reasonable inquiries from NPT regarding any such prior grants.

     Section 2.3 ASSIGNMENT DISCLAIMER. NPT ACKNOWLEDGES AND AGREES THAT THE FOREGOING ASSIGNMENTS HAVE BEEN AND ARE MADE ON AN "AS IS", "WHERE IS", QUITCLAIM BASIS AND THAT NEITHER SCHLUMBERGER NOR OTHER MEMBERS OF THE SCHLUMBERGER GROUP HAVE MADE OR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT.

     Section 2.4 Copies in Its Possession. Notwithstanding the allocation of ownership in this Article II, each party has the right to retain copies of any Technology that it has in its possession as of the Separation Date.

                                   ARTICLE III

                                 LICENSE GRANTS

     Section 3.1 License to the Schlumberger Group. (a) NPT grants to the Schlumberger Group the following personal, irrevocable, nonexclusive, worldwide, fully paid, royalty-free and non-transferable (except as specified in Section
8.9 below) licenses:

               (i)   under its Copyrights in and to the Licensed NPT Technology,
(A) to reproduce and have reproduced the works of authorship included in the Licensed NPT Technology and Improvements thereof prepared by or for Schlumberger, in whole or in part, as part of Schlumberger Products, (B) to prepare Improvements or have Improvements prepared for it based upon the works of authorship included in the Licensed NPT Technology in order to create Schlumberger Products, (C) to distribute (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) copies of the works of authorship included in the Licensed NPT Technology and Improvements thereof prepared by or for Schlumberger to the public by sale or other transfer of ownership or by rental, lease or lending, as part of Schlumberger Products, and (D) to perform (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) and display the works of authorship included in the Licensed NPT Technology and Improvements thereof prepared by or for Schlumberger, as part of Schlumberger Products;

               (ii) under its Database Rights in and to the Licensed NPT Technology, to extract data from the databases included in the Licensed NPT Technology and to re-utilize such data to design, develop, manufacture and have manufactured Schlumberger Products and to Sell such Schlumberger Products that incorporate such data, databases and Improvements thereof prepared by or for Schlumberger;

               (iii) under its Mask Work Rights in and to the Licensed NPT Technology, (A) to reproduce and have reproduced mask works and semiconductor topologies included in the Licensed NPT Technology and embodied in Schlumberger Products by optical, electronic or any other means, (B) to import or distribute a product in which any such mask work or semiconductor topology is embodied, and
(C) to induce or knowingly to cause a Third Party to do any of the acts described in Sections 3.1(a)(iii)(A) and (B) above; and

               (iv) under its trade secrets and other intellectual property rights in and to the Licensed NPT Technology (except the intellectual property rights excluded from the definition of Technology), to use the Licensed NPT Technology and

Improvements thereof prepared by or for Schlumberger to design, develop, manufacture and have manufactured Schlumberger Products and to Sell such Schlumberger Products.

          (b) Without limiting the generality of the foregoing licenses granted in Section 3.1(a) above, with respect to software included within the Licensed NPT Technology, such licenses include the right to use, modify, and reproduce such software and Improvements thereof made by or for Schlumberger to create Schlumberger Products, in source code and object code form, and to Sell such software and Improvements thereof made by or for Schlumberger, in source code and object code form, as part of Schlumberger Products; provided, however, that,

               (i) with respect to NPT's software products that are commercially released as of the Separation Date, Schlumberger shall be limited to using no more than ten percent (10%) of the lines of code of any such commercially released software product in any the Schlumberger Product Sold by Schlumberger to a Third Party. Any other rights of Schlumberger to Sell such commercially released software products of NPT shall be solely as set forth in a separate written agreement. For purposes of this Section 3.1(b), a "commercially released" product shall mean a product that has been placed on a NPT corporate price list or released by NPT to Third Parties for beta testing; and

               (ii) with respect to NPT software that is only used internally, Schlumberger recognizes that such software was not designed for use in products that are Sold to Third Parties and that NPT has no obligation whatsoever to support such software. Accordingly, Schlumberger agrees to use reasonable care in selecting any such software for use in Schlumberger Products, taking into account that such software will be difficult to support.

          (c) The foregoing licenses in this Section 3.1 include the right to have contract manufacturers and foundries manufacture Schlumberger Products for Schlumberger.

          (d) Schlumberger may grant sublicenses within the scope of the licenses granted under Sections 3.1(a) and (b) above as follows:

               (i) Schlumberger may grant sublicenses to other members of the Schlumberger Group for so long as they remain a Schlumberger Group member, with no right to grant further sublicenses other than, in the case of a sublicensed Schlumberger Group member, to another Schlumberger Group member and as described in Section 3.2(d)(ii) below; provided that any such sublicense may be made effective retroactively but not prior to the sublicensee's becoming a Schlumberger Group member;

               (ii) Schlumberger may grant sublicenses with respect to Schlumberger Products in the form of software, in object code and source code form, to its distributors, resellers, OEM customers, VAR customers, VAD customers, systems integrators and other channels of distribution and to its end user customers; and

               (iii) Schlumberger may grant sublicenses with respect to the relevant Licensed NPT Technology to the Transferee (as defined below), in the event that Schlumberger transfers, after the Separation Date, a going business (but not all or substantially all of its business or assets), regardless of whether such transfer is part of an asset sale to a Third Party or a sale of shares or securities to a Third Party (in each case, any such Third Party shall be referred to herein as a "Transferee"); provided that:

                         (1) the Transferee shall have no right to grant further sublicenses except as described in Section 3.1(d)(ii) above;

                         (2) such sublicenses shall not come into effect unless and until such Transferee agrees in writing for the benefit of NPT to be bound by the terms of this Agreement, including but not limited to the confidentiality obligations under Article IV;

                         (3) this Section 3.1(d)(iii) shall be excluded from such sublicense in any event; and

                         (4) Schlumberger shall give NPT prompt written notice of any such sublicense and a copy of the portions of the relevant agreement between Schlumberger and such Transferee containing the sublicense terms.

          (e) The licenses granted above to the Licensed NPT Technology shall continue in perpetuity (or, in the case of Copyrights, Database Rights and Mask Work Rights, until the expiration of the term thereof).

          (f) Schlumberger acknowledges and agrees that the foregoing license is subject to any and all licenses or other rights that may have been granted under the Licensed NPT Technology prior to the Separation Date. NPT shall respond to reasonable inquiries from Schlumberger regarding any such prior grants.

     Section 3.2 License to the NPT Group. (a) Schlumberger grants (and agrees to cause other members of the Schlumberger Group to grant) to the NPT Group the following personal, irrevocable, nonexclusive, worldwide, fully paid, royalty-free and non-transferable (except as specified in Section 8.9 below) licenses:

               (i) under its and their Copyrights in and to the Licensed Schlumberger Technology, (A) to reproduce and have reproduced the works of authorship included in the Licensed Schlumberger Technology and Improvements thereof prepared by or for NPT, in whole or in part, as part of NPT Products,
(B) to prepare Improvements or have Improvements prepared for it based upon the works of authorship included in the Licensed Schlumberger Technology in order to create NPT Products, (C) to distribute (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) copies of the works of authorship included in the Licensed Schlumberger Technology and Improvements thereof prepared by or for NPT to the public by sale or other transfer of ownership or by rental, lease or lending, as part of NPT Products, and (D) to perform (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) and display the works of authorship included in the Licensed Schlumberger Technology and Improvements thereof prepared by or for NPT, as part of NPT Products;

               (ii) under its and their Database Rights in and to the Licensed Schlumberger Technology, to extract data from the databases included in the Licensed Schlumberger Technology and to re-utilize such data to design, develop, manufacture and have manufactured NPT Products and to Sell such NPT Products that incorporate such data, databases and Improvements thereof prepared by or for NPT;

               (iii) under its and their Mask Work Rights in and to the Licensed Schlumberger Technology, (A) to reproduce and have reproduced mask works and semiconductor topologies included in the Licensed Schlumberger Technology and embodied in NPT Products by optical, electronic or any other means, (B) to import or distribute a product in which any such mask work or semiconductor topology is embodied, and (C) to induce or knowingly to cause a Third Party to do any of the acts described in Sections 3.2(a)(iii)(A) and (B) above; and

               (iv) under its and their trade secrets and other intellectual property rights in and to the Licensed Schlumberger Technology (except the intellectual property rights excluded from the definition of Technology), to use the Licensed Schlumberger Technology and Improvements thereof prepared by or for NPT to design, develop, manufacture and have manufactured NPT Products and to Sell such NPT Products.

          (b) Without limiting the generality of the foregoing licenses granted in Section 3.2(a) above, with respect to software included within the Licensed Schlumberger Technology, such licenses include the right to use, modify, and reproduce such software and Improvements thereof made by or for NPT to create NPT Products, in source code and object code form, and to Sell such software and Improvements thereof made by or for NPT, in source code and object code form, as part of NPT Products; provided, however, that,

               (i) with respect to Schlumberger's software products that are commercially released as of the Separation Date, NPT shall be limited to using no more than ten percent (10%) of the lines of code of any such commercially released software product in any NPT Product Sold by NPT to a Third Party. Any other rights of NPT to Sell such commercially released software products of Schlumberger shall be solely as set forth in a separate written agreement. For purposes of this Section 3.2(b), a "commercially released" product shall mean a product that has been placed on a corporate price list of Schlumberger or released by Schlumberger to Third Parties for beta testing; and

               (ii) with respect to Schlumberger's software that is only used internally, NPT recognizes that such software was not designed for use in products that are Sold to Third Parties and that Schlumberger has no obligation whatsoever to support such software. Accordingly, NPT agrees to use reasonable care in selecting any such software for use in NPT Products, taking into account that such software will be difficult to support.

          (c) The foregoing licenses in this Section 3.2 include the right to have contract manufacturers manufacture NPT Products (or components thereof) for NPT.

          (d) NPT may grant sublicenses within the scope of the licenses granted under Sections 3.2(a) and (b) above as follows:

               (i) NPT may grant sublicenses to other members of the NPT Group for so long as they remain an NPT Group member, with no right to grant further sublicenses other than, in the case of a sublicensed NPT Group member, to another NPT Group member and as described in Section 3.2(d)(ii) below; provided that any such sublicense may be made effective retroactively but not prior to the sublicensee's becoming an NPT Group member;

               (ii) NPT may grant sublicenses with respect to NPT Products in the form of software, in object code and source code form, to its distributors, resellers, OEM customers, VAR customers, VAD customers, systems integrators and other channels of distribution and to its end user customers; and

               (iii) NPT may grant sublicenses with respect to the relevant Licensed Schlumberger Technology to the Transferee (as defined below), in the event that NPT transfers, after the Separation Date, a going business (but not all or substantially all of its business or assets), regardless of whether such transfer is part of an asset sale to a Third Party or a sale of shares or securities in a Subsidiary to a Third Party (in each case, any such Third Party shall be referred to herein as a "Transferee"); provided that:

                         (1) the Transferee shall have no right to grant further sublicenses except as described in Section 3.2(d)(ii) above;

                         (2) such sublicenses shall not come into effect unless and until such Transferee agrees in writing for the benefit of Schlumberger to be bound by the terms of this Agreement including but not limited to the confidentiality obligations under Article IV;

                         (3) this Section 3.2(d)(iii) shall be excluded from such sublicense in any event; and

                         (4) NPT shall give Schlumberger prompt written notice of any such sublicense and a copy of the portions of the relevant agreement between NPT and such Transferee containing the sublicense terms.

          (e) The licenses granted above to the Licensed Schlumberger Technology shall continue in perpetuity (or, in the case of Copyrights, Database Rights and Mask Work Rights, until the expiration of the term thereof).

          (f) NPT acknowledges and agrees that the foregoing license is subject to any and all licenses or other rights that may have been granted by the Schlumberger Group with respect to the Licensed Schlumberger Technology prior to the Separation Date. Schlumberger shall respond to reasonable inquiries from NPT regarding any such prior grants.

     Section 3.3 Have Made Rights. Each party understands and acknowledges that the "have made" rights granted to it in Section 3.1 or 3.2, as applicable, and the sublicenses of such "have made" rights granted pursuant to Sections 3.1(d) and 3.2(d), as applicable, are intended to cover only the products of such party and its Affiliates and Subsidiaries (including private label or OEM versions of such products), and are not intended to cover foundry or contract manufacturing activities that such party may undertake through Third Parties for Third Parties.

     Section 3.4 Improvements. As between the parties, after the Separation Date, NPT hereby retains all right, title and interest, including all intellectual property rights, in and to any Improvements to Licensed Schlumberger Technology made by or for NPT or for the Probe systems, Test Systems, or Saber business lines of Schlumberger Semiconductor Solutions in the exercise of the licenses granted to it hereunder, subject only to the ownership by Schlumberger in the underlying Licensed Schlumberger Technology, and Schlumberger hereby retains all right, title and interest, including all intellectual property rights, in and to any Improvements to Licensed NPT Technology made by or for Schlumberger in the exercise of the licenses granted to it hereunder, subject only to the ownership by NPT in the underlying Licensed NPT Technology. Neither party shall have any obligation under this Agreement to notify the other party of any Improvements made by or for it or to disclose or license any such Improvements to the other party.

     Section 3.5 Duration of Sublicenses. A sublicense to a particular Affiliate or Subsidiary of a party hereto shall terminate upon the date that such Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary of such party; provided, however, that such cessation shall not affect such party's rights to grant further sublicenses to such terminated Affiliate or Subsidiary as set forth in Section 3.1(d)(ii) or 3.2(d)(iii) above. In the event that, at the time of such cessation, such terminated Affiliate or Subsidiary owns any Technology to which the other party is licensed, such license shall continue for the term thereof.

     Section 3.6 No Patent Licenses. Nothing contained in this Agreement shall be construed as conferring to either party by implication, estoppel or otherwise any license or right under any Patent or applications therefor, whether or not the exercise of any right herein granted necessarily employs an invention of any existing or later issued Patent.

     Section 3.7 Third Party Technology. The assignment of any applicable license agreements with respect to Third Party Technology are set forth in a separate General Assignment and Assumption Agreement between the parties.

                                   ARTICLE IV

                                 CONFIDENTIALITY

     The terms of the Master Confidential Disclosure Agreement shall apply to any Confidential Information (as defined therein) which is disclosed pursuant to this Agreement.

                                    ARTICLE V

                                   TERMINATION

     Section 5.1 Voluntary Termination. By written notice to the other party, each party may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by such other party. Such notice shall specify the effective date of such termination and shall clearly specify any affected Technology, product or service.

     Section 5.2 Survival. Any voluntary termination of licenses and rights of a party under Section 5.1 shall not affect such party's rights with respect to any product made or service furnished prior to such termination, and shall not affect the rights granted to the other party hereunder.

     Section 5.3 No Other Termination. Each party acknowledges and agrees that its remedy for breach by the other party of any provision hereof, shall be, subject to the requirements of Article VI, to bring a claim to recover damages subject to the limits set forth in this Agreement and to seek any other appropriate equitable relief, other than termination of the licenses granted under this Agreement.

                                   ARTICLE VI

                               DISPUTE RESOLUTION

     The terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any claims or controversies or disputes arising hereunder among the parties to this Agreement.

                                  ARTICLE VII

                             LIMITATION OF LIABILITY

     The terms of the provisions entitled "Limitation of Liability" in the Master Separation and Sales Agreement shall apply to any liabilities or damages incurred by the parties by reason of any breach of this Agreement or the activities of the parties hereunder.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.1 Disclaimer. EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL TECHNOLOGY AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER OR IN CONNECTION WITH THE PRIOR TRANSFERS IS LICENSED OR PROVIDED ON AN "AS IS" BASIS, AND THAT NEITHER PARTY (NOR ANY OTHER MEMBER OF THE SCHLUMBERGER GROUP AND THE NPT GROUP) MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY WARRANTIES CONCERNING THE QUALITY OR ENFORCEABILITY OF ANY RIGHTS TO SUCH TECHNOLOGY AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. EACH PARTY ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF THE TECHNOLOGY OR INFORMATION AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY CLAIMS IT MAY HAVE OR LATER MAY HAVE AGAINST THE OTHER IN CONNECTION WITH SUCH USE.

     Without limiting the generality of the foregoing, neither party (nor any other member of the Schlumberger Group and the NPT Group) makes any warranty or representation that any manufacture, use, importation, offer for sale or sale of any product or service will be free from infringement of any Patent or other intellectual property right of any Third Party.

     Section 8.2 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed NPT Technology and the Licensed Schlumberger Technology. Neither party is required hereunder to furnish or disclose to the other any technical or other information (including copies of the Licensed NPT Technology and the Licensed Schlumberger Technology), except as specifically provided herein.

     Section 8.3 Infringement Suits. Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any Copyrights, Database Rights or Mask Work Rights or misappropriation of any trade secret rights in or to any Technology licensed to the other party hereunder, or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of such rights or which claims that any Technology assigned or licensed to the other party hereunder infringes any Patent, Copyright, Database Right, Mask Work Right or other intellectual property right of any Third Party or constitutes a misappropriated trade secret of any Third Party. Schlumberger shall not have any right to institute any action or suit against Third Parties for infringement of any of the Copyrights, Database Rights or Mask Work Rights in or to the Licensed NPT Technology and NPT shall not have any right to institute any action or suit against Third Parties for infringement of any of the Copyrights, Database Rights or Mask Work Rights in or to the Licensed Schlumberger Technology.

     Section 8.4  No Other Obligations. NEITHER PARTY ASSUMES ANY
RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither party nor any of its Subsidiaries, is obligated to provide any technical assistance.

     Section 8.5 Entire Agreement. This Agreement, the Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, and the agreements and documents executed and delivered in connection with the Prior Transfers, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

     Section 8.6 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

     Section 8.7 Descriptive Headings. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

     Section 8.8 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

          if to STI:

                  Schlumberger Technologies, Inc.
                  [To Come]
                   Attention:  [__________]

                  Telephone:   [__________]
                  Facsimile:   [__________]

          if to SBV:

                  Schlumberger BV
                  [To Come]
                  Attention:   [__________]
                  Telephone:   [__________]
                  Facsimile:   [__________]

          if to STC:

                  Schlumberger Technology Corp.
                  [To Come]
                  Attention:   [__________]
                  Telephone:   [__________]
                  Facsimile:   [__________]


          if to NPT:

                  NPTest, Inc.
                  150 Baytech Drive
                  San Jose, CA 95134
                  Attention:   General Counsel
                  Telephone:   [408__________]
                  Facsimile:   [408__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

     Section 8.9 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this

Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     Section 8.10 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 8.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     Section 8.12 Amendment. No change or amendment will be made to this Agreement or the Exhibits or Schedules attached hereto except by an instrument in writing signed on behalf of each of the parties to such agreement.

     Section 8.13 Counterparts. This Agreement, including the Ancillary Agreement and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     Section 8.14 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     IN WITNESS WHEREOF, each of the parties has caused this Master Technology Ownership and License Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

Schlumberger Technologies, Inc.             NPTest, Inc.

By: _____________________________________   By: _______________________________
Name:                                       Name:
Title:                                      Title:

Schlumberger BV


By: _____________________________________
Name:
Title:

Schlumberger Technology Corporation


By: _____________________________________
Name:
Title:




    _____________________________________





    _____________________________________

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